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                               EXHIBIT 10.16



     Each of the officers and directors of the Company listed below (including Mr. Gleason and Mr. Northrop, who retired as directors during fiscal year 1996) have entered into an Indemnification Agreement identical to the one which is incorporated by reference from Exhibit 10(n) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993.

     Geoffrey B. Bloom
     Daniel T. Carroll
     Steven M. Duffy
     V. Dean Estes
     Thomas D. Gleason
     Alberto L. Grimoldi
     Stephen L. Gulis, Jr.
     David T. Kollat
     Blake W. Krueger
     Phillip D. Matthews
     David P. Mehney
     Thomas P. Mundt
     Stuart J. Northrop
     Timothy J. O'Donovan
     Joseph A. Parini
     Joan Parker
     Elizabeth A. Sanders
     Robert J. Sedrowski